                              SCHEDULE 14A INFORMATION
            Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                      The Rydex Advisor Variable Annuity Account
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                                         same
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         (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11(1).

     1)  Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the
         filing fee is calculated and state how it         was determined):

         -----------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------

     5)  Total fee paid:

         -----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
         -----------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

         -----------------------------------------------------------------------
     3)  Filing Party:

         -----------------------------------------------------------------------

     4)  Date Filed:

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

                        RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

                        6116 EXECUTIVE BOULEVARD, SUITE 400
                             ROCKVILLE, MARYLAND  20852

                           -----------------------------

                 NOTICE TO PRECIOUS METALS SUBACCOUNT CONTRACT OWNERS

DEAR CONTRACT OWNERS:

The enclosed proxy statement solicits your written consent to rescind the following fundamental investment policy applicable to the Precious Metals
Subaccount:

     A Subaccount shall not:

     Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Subaccount's total assets to be invested in the securities of any one issuer (excluding U.S. Government Securities) or cause more than 10% of the voting securities of the issuer to be held by the Subaccount, except that up to 25% of the value of each Subaccount's total assets may be invested without regard to these restrictions.

The purpose of the proposal is to permit the Precious Metals Subaccount to invest assets in the securities of a smaller number of issuers. The Board of Managers believe that this additional investment flexibility would help the Subaccount meet its investment objective. Nonetheless, to the extent that the Subaccount would invest a significant portion of its assets in a limited number of issuers, the Subaccount would be more susceptible to a single adverse economic event.

If the above proposal does not receive the unanimous written consent of each Contract Owner, as of June 24, 1998 (the record date), the proposal will not be approved. If the proposal is not approved, the Board of Managers of the Rydex Advisor Variable Annuity Account may consider calling a meeting of Contract Owners to reconsider the proposal.


                                        By order of the Board of Managers
                                        Robert Steele
                                        Secretary

Dated:  June 30, 1998

                        RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
                                   WRITTEN CONSENT

     The undersigned, being all Contract Owners of the Precious Metals Subaccount of the Rydex Advisor Variable Annuity Account (the "Account"), a separate account of Great American Reserve Insurance Company authorized under the laws of the State of Texas, and acting pursuant to Article II, Section 10 of the Account's Rules and Regulations, hereby unanimously consent to and adopt the following votes:

VOTED: That the following fundamental policy of the Rydex Advisor Variable Annuity Account (the "Account"), as it applies to the Precious Metals Subaccount, be, and hereby is, rescinded:

          1. Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Subaccount's total assets to be invested in the securities of any one issuer (excluding U.S. Government Securities) or cause more than 10% of the voting securities of the issuer to be held by the Subaccount, except that up to 25% of the value of each Subaccount's total assets may be invested without regard to these restrictions.


     This consent, which may be executed in a number of counterparts, shall have the same effect as a vote adopted at a meeting of the Contract Owners of the Account.

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of the ____ day of June, 1998.


--------------------------------
Albert P. Viragh, Jr.


--------------------------------
Richard A. Livellara


--------------------------------
Elhert Carlson

                        RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT

                        6116 EXECUTIVE BOULEVARD, SUITE 400
                             ROCKVILLE, MARYLAND  20852

                            ---------------------------

                                   PROXY STATEMENT

                                   ---------------



     This Proxy Statement is furnished by the Board of Managers (the "Board") of the Rydex Advisor Variable Annuity Account (the "Separate Account") on behalf of the Precious Metals Subaccount (the "Subaccount"), in connection with the solicitation of the unanimous written consent of Contract Owners, in lieu of a special meeting of Contract Owners of the Subaccount. It is expected that the Notice, the Proxy Statement and Written Consent will be mailed to Contract Owners on or about June 30, 1998.

     The primary purpose of the Written Consent is to approve a proposal to rescind a fundamental investment policy currently applicable to the Subaccount.

     The expense of seeking the written consent of Contract Owners will be borne by PADCO Advisers II and its affiliates ("PADCO"). The solicitation of the unanimous written consent of Contract Owners will be largely by mail, but may include telephonic, telegraphic or oral communication by employees and officers of PADCO. The close of business on June 24, 1998, has been fixed as the record date (the "Record Date") for the determination of Contract Owners entitled to respond to the enclosed Written Consent.

     THE SUBACCOUNT WILL FURNISH TO CONTRACT OWNERS, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, UPON REQUEST. THE ANNUAL REPORT OF RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT MAY BE OBTAINED BY WRITTEN REQUEST TO RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT, 6116 EXECUTIVE BOULEVARD, SUITE 400, ROCKVILLE, MARYLAND 20852 OR BY CALLING (888) 667-4936.

     The Separate Account is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act").

PROPOSAL 1:    TO CONSENT TO RESCIND A FUNDAMENTAL INVESTMENT POLICY.

The Board of Managers of the Separate Account, including all of the Managers who are not "interested persons" of the Separate Account (as defined in the 1940
Act) recommends that Contract Owners of the Subaccount consent to the elimination of the following fundamental investment policy:

     The Subaccount shall not:


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


     Purchase the securities of any issuer if the purchase would cause more than 5% of the value of the Subaccount's total assets to be invested in the securities of any one issuer (excluding U.S. Government Securities) or cause more than 10% of the voting securities of the issuer to be held by the Subaccount, except that up to 25% of the value of each Subaccount's total assets may be invested without regard to these restrictions.

     It is proposed that this investment restriction be eliminated so that the
Subaccount may invest in a smaller number of issuers.   Although the elimination
of this investment restriction could make the Subaccount more susceptible to a single adverse economic event, the Board of Managers believes that elimination of the restriction would allow the Subaccount more flexibility to achieve the performance of its benchmark, currently the Philadelphia Stock Exchange Gold/Silver Index-TM-. In fact, PADCO has informed the Board of Managers that it would be unable to continue to achieve the performance of the current benchmark if the current restriction is not rescinded.

     Because the Subaccount is currently subject to the above restriction, the Subaccount is considered a "diversified" subaccount, as that term is defined in the 1940 Act. If Contract Owners consent to rescind the restriction, the Subaccount would be considered a "non-diversified" subaccount. Nonetheless, even if the restriction is eliminated, the Subaccount would remain subject to certain diversification requirements of the Internal Revenue Code of 1986.

CONTRACT OWNER APPROVAL

     To rescind the fundamental investment policy that restricts the Subaccount's ability to invest in a limited number of issuer, you must sign, date and return the enclosed written consent. Once you have returned the Written Consent, you may not revoke your consent. If the Proposal is not approved by Contract Owners of the Subaccount, the Board will consider calling a special meeting of Contract Owners to reconsider the Proposal.

THE BOARD OF MANAGERS RECOMMENDS THAT THE CONTRACT OWNERS OF THE SUBACCOUNT CONSENT TO THE PROPOSAL.

                               ADDITIONAL INFORMATION

INVESTMENT ADVISER

PADCO Advisers II, located at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, is the investment adviser for the Subaccount.

PRINCIPAL UNDERWRITER

PADCO Financial Services, Inc., located at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, is the underwriter for the Separate Account.


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

ADMINISTRATOR

PADCO Service Company, Inc., located at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, is the administrator for the Separate Account.

BENEFICIAL OWNERS

To the Separate Account's knowledge, as of the Record Date, the following were the beneficial owners of the outstanding units of the Subaccount.


                                        Amount of Beneficial     Percent of Total Units
Name and Address                             Ownership                Outstanding
Richard A. Livellara                         1,738.629                   17.2%
P.O. Box 165 Mill Brook Road
Danby, VT  05739

Elhert Carlson                                 283.655                    2.8%
4710 Charles Street
Rockford, IL  61108

Skip Viragh Trust                            8,070.542                   80.0%
6116 Executive Boulevard, Suite 400
Rockville, Maryland  20852


SUBMISSION OF SHAREHOLDER PROPOSALS

     The Subaccount is not required to hold annual Contract Owner meetings. Contract Owners wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to Rydex Advisor Variable Annuity Account, 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, c/o secretary, Rydex Advisor Variable Annuity Account.

     CONTRACT OWNERS ARE REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED WRITTEN CONSENT PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                             By Order of the Managers,
                                             Robert Steele
                                             Secretary


Dated: June __, 1998


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